UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2023

SIGA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

31 East 62nd Street New York, New York	10065
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, $.0001 par value	SIGA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2023, SIGA Technologies, Inc. (the “Company”) entered into an amended and restated transition agreement (the “Amended & Restated Transition Agreement”) with Dr. Phillip Louis Gomez, III.  The Amended & Restated Transition Agreement amends and restates the original transition agreement entered into by the Company and Dr. Gomez on January 13, 2023.  The Amended & Restated Transition Agreement provides that Dr. Gomez will continue to serve as Chief Executive Officer of the Company until the earlier of (A) January 1, 2024, or (B) the date a new Chief Executive Officer commences services with the Company in such role; provided that the term of employment may be extended beyond January 1, 2024, under certain circumstances.

Prior to his termination of employment, Dr. Gomez will continue to receive compensation and benefits as provided for under the terms of his employment agreement with the Company, dated October 13, 2016 (the “Gomez Employment Agreement”), except that he will not be eligible to earn an annual bonus for calendar year 2023 unless the term of his employment with the Company is extended beyond January 1, 2024.

Following his termination of employment, Dr. Gomez will be available to provide consulting services to the Company for 24 months and he will receive a monthly retainer fee equal to 100% of his base salary.  The Amended & Restated Transition Agreement also provides that Dr. Gomez will continue to be subject to the non-competition and non-solicitation covenants set forth in the Gomez Employment Agreement until the later of the (i) first anniversary of the date that Dr. Gomez ceases employment with the Company or (ii) termination of the consulting period.

The foregoing description of the Amended & Restated Transition Agreement is qualified in its entirety by reference to the Amended & Restated Transition Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are included in this report:

Exhibit No.	Description
10.1	Amended and Restated Transition Agreement, dated July 26, 2023, between SIGA Technologies, Inc. and Phillip Louis Gomez, III.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

	By:	/s/ Daniel J. Luckshire
	Name:	Daniel J. Luckshire
	Title:	Chief Financial Officer

Date: July 28, 2023